Exhibit 99.1

                                     October 12, 2006


Securities & Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington D.C. 20549

Ladies and Gentlemen:

We have read Standard Drilling, Inc.'s statements included under Item 4.01 of its Form 8-K dated October 12, 2006, and we agree with the statements made in the response to that item insofar as they relate to our Firm,


                                     Very truly yours,

                                     /s/ Ehrhardt Keefe Steiner & Hottman PC
                                     ---------------------------------------

                                     EHRHARDT KEEFE STEINER & HOTTMAN PC


                                       5